Exhibit 10.10

                       BAY FINANCIAL SAVINGS BANK, F.S.B.

                           WHOLESALE MORTGAGE PROGRAM

                    MASTER AGREEMENT FOR SALE AND PURCHASE OF
                                    MORTGAGES


                                 BY AND BETWEEN

                       BAY FINANCIAL SAVINGS BANK, F.S.B.

                                       AND

                          WESTMARK MORTGAGE CORPORATION
                                     SELLER

                                      INDEX

I.       RECITALS................................................................................1

II.      DEFINITIONS.............................................................................1
         (A)      Agreement......................................................................1
         (B)      Loan to Value Ratio............................................................1
         (C)      Loan...........................................................................1
         (D)      "Marked-Up"Title Insurance Policy, Binder or Certificate.......................1
         (E)      Mortgage.......................................................................1
         (F)      Essential Mortgage File Documents..............................................1
         (G)      Mortgage Loans.................................................................1
         (H)      Mortgaged Property or Subject Property.........................................2
         (I)      Mortgagor or Borrower..........................................................2
         (J)      Note...........................................................................2
         (K)      Purchase Price.................................................................2
         (L)      Related Assets.................................................................2
         (M)      Settlement Date................................................................2
         (N)      Underwriting Guidelines/Purchasing Guidelines..................................2

III.     OFFER TO SELL AND ACCEPTANCE OF OFFER...................................................2
         (A)      Offer..........................................................................2
         (B)      Acceptance.....................................................................2

IV.      PURCHASE AND SALE OF LOANS..............................................................2
         (A)      Delivery of Loans..............................................................2
         (B)      Purchase and Sale..............................................................3
         (C)      Purchase Price.................................................................3
         (D)      Payment of Purchase Price......................................................3
         (E)      Premium Rebate.................................................................3

V.       REPRESENTATIONS AND WARRANTIES OF THE SELLER............................................4
         (A)      Representations and Warranties of the Seller - General.........................4
         (B)      Representations and Warranties of the Seller As to Each Loan...................5

VI.      BREACH OF REPRESENTATION AND WARRANTIES.................................................7
         (A)      Remedy For Breach..............................................................7
         (B)      Reassignments..................................................................7
         (C)      "Buy-Back Price"...............................................................8
         (D)      Definition of "Loss"...........................................................8
         (E)      Remedy For Non-Delivery of Documents...........................................8
         (F)      Remedy For First Payment Default...............................................8
         (G)      Remedy to Insure Accuracy of Real Estate Appraisals............................8



                                        i
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VII.     REPRESENTATIONS AND WARRANTIES OF THE BUYER.............................................9

VIII.    IDENTIFICATION..........................................................................9

IX.      RELATIONSHIP OF THE PARTIES............................................................10

X.       OPINION OF COUNSEL.....................................................................10

XI.      CLOSING DOCUMENTS......................................................................10

XII.     MISCELLANEOUS..........................................................................10
         (A)      Additional Covenants..........................................................10
         (B)      Survival of Covenants, Agreements, Representations
                  and Warranties-Successors and Assigns.........................................11
         (C)      Severability..................................................................11
         (D)      Attorneys'Fees................................................................11
         (E)      Waivers.......................................................................11
         (F)      Notice........................................................................11
         (G)      Insurance Prepayment..........................................................11
         (H)      Assignment....................................................................12
         (I)      Captions......................................................................12
         (J)      Entire Agreement..............................................................12
         (K)      Governing Law.................................................................12
         (L)      Termination...................................................................12
         (M)      Arbitration, Jurisdiction, and Venue..........................................12
         (N)      Endorsements..................................................................13

                                       ii

               MASTER AGREEMENT FOR SALE AND PURCHASE OF MORTGAGES

         This Master Agreement for Sale and Purchase of Mortgages is made this 12th day of February, 1999 by and between Bay Financial Savings Bank, F.S.B., located at 5537 Sheldon Road, Tampa, FL 33615, a Corporation organized and existing under the laws of the United States ("Buyer") and Westmark Mortgage Corporation located at 8000 North Federal Highway, Boca Raton, Florida 33487, a Corporation organized and existing under the laws of California ("Seller").

         I.       RECITALS

                  WHEREAS, the Seller desires from time to time to offer for sale to the Buyer and the Buyer desires from time to time to purchase from the Seller on the terms and subject to the conditions set forth herein certain Loans owned by the Seller evidenced by notes and secured by mortgages of the agreed-upon priority on real property owned by the borrowers ("Borrowers").

                  WHEREAS, the Buyer and the Seller desire to enter into this agreement to govern the sale and purchase of said Loans.

                  NOW, THEREFORE, in consideration of the above recitals and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         II.      DEFINITIONS

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  (A) AGREEMENT: shall mean this Agreement as same may be amended and supplemented from time to time. The parties agree that this Agreement shall be used as the master sale and purchase agreement for those loans purchased by Buyer from Seller in the future, unless otherwise agreed in writing by the parties.

                  (B) LOAN TO VALUE RATIO: shall mean the sum of the original principal amount of the Mortgage Loan and the outstanding principal balance of the first Mortgage (the "first Mortgage"), if any, at the time of origination of the Mortgage Loan divided by the lesser of the original purchase price of the Mortgaged Property if Borrower purchased the Mortgaged Property within twelve
(12) months of the Mortgage Loan origination date or the appraised value of the Mortgaged Property.

                  (C) LOAN: the Note, the related Mortgage and the Related Assets are referred to as "Loan," and collectively as "Loans."

                  (D) "MARKED-UP" TITLE INSURANCE POLICY, BINDER OR CERTIFICATE: a title insurance policy as further defined in Article V(B)9 of this Agreement in which all liens, mortgages, claims, assessments, defects, encumbrances and other exceptions affecting or against the Mortgaged Property have been removed and are insured against in favor of Buyer by the title insurance company unless otherwise agreed or approved by the Buyer in writing.

                  (E) MORTGAGE: the Note, bond, deed of trust, Mortgage, mortgage warranty, extension agreement, assumption of indebtedness, assignment and any other documents constituting the basic instruments for real estate security on real property owned by the Borrower in the state in which the Mortgaged Property is located.

                  (F) ESSENTIAL MORTGAGE FILE DOCUMENTS: as to each Mortgage Loan, the original of the Note, Mortgage, title insurance policy including endorsements or "marked-up" title commitment, Related Assets and the additional documents as described in EXHIBIT "A,' attached hereto and made a part hereof, as applicable.

                  (G) MORTGAGE LOANS: the Loans identified in the Purchase Schedule (EXHIBIT "B1") as from time to time are subject to this Agreement.

                  (H) MORTGAGED PROPERTY OR SUBJECT PROPERTY: the residential real property subject to the Mortgage which secures the Mortgage Loan.

                  (I) MORTGAGOR OR BORROWER: the obligor under a Mortgage Loan.

                  (J) NOTE: the original Note or bond or other evidence of indebtedness evidencing the indebtedness of the Borrower/Mortgagor under a Mortgage Loan.

                  (K) PURCHASE PRICE: the purchase price for the Loan(s) described on each Purchase Schedule shall be an amount as of the Settlement Date equal to the sum of the: (1) unpaid principal balances of the Note(s); (2) all interest accrued (up to but not including the Settlement Date) but unpaid on the Note(s) (prorated on a 30-day month - 360-day year); and (3) any premiums due Seller, if applicable, in accordance with the Approval Advice or Purchase Schedule; (4) less any discount due Buyer, if applicable, in accordance with the Approval Advice or Purchase Schedule; and (5) less the fee for recordation of assignments, if applicable.

                  (L) RELATED ASSETS: the documents as further defined in
Article IV(A)(iv) of this Agreement.

                  (M) SETTLEMENT DATE: the date of the funding or payment of Purchase Price by the Buyer for Loans purchased pursuant to this Agreement. Each Settlement shall be held at the offices of Bay Financial Savings Bank, F.S.B., 5537 Sheldon Road, Tampa, FL 33615.

                  (N) UNDERWRITING GUIDELINES/PURCHASING GUIDELINES: EXHIBIT "C" attached hereto and made a part hereof as may from time to time be amended by Buyer.

         III.     OFFER TO SELL AND ACCEPTANCE OF OFFER

                  (A) OFFER: The Seller may offer from time to time to submit to the Buyer a list of the Loans, along with the Essential Mortgage File Documents, as defined herein, for each of the Loans, for the Buyer's review. The Buyer shall then deliver to the Seller a Purchase Schedule on which the Buyer has indicated which Loans, if any, the Buyer is offering to purchase from the Seller and the Purchase Price for the Loans Buyer is willing to purchase.

                  (B) ACCEPTANCE: The Seller shall endorse the Notes and Mortgages evidencing the Loan on which the Seller agrees to accept the Buyer's offer to purchase. Such endorsement shall constitute the Seller's acceptance of the Buyer's offer to purchase the indicated Loans pursuant to the terms and conditions of this Agreement.

                  On occasion, Bayer may issue to Seller a written Approval Advice in the form attached hereto, made a part hereto and marked EXHIBIT "D," to cover a specific Loan purchase by Buyer hereunder which is approved by Buyer in advance of said specific Loan being made by Seller. Any purchase made hereunder that is subject to an Approval Advice shall be governed first by the terms of such Approval Advice and then by the terms of this Agreement, and to the extent of a conflict between the Approval Advice and this Agreement, the Approval Advice shall govern for that purchase and only that purchase.

                  Buyer shall have the absolute and sole discretion and option to agree or decline to purchase any Loans(s) submitted by Seller for review.

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         IV.      PURCHASE AND SALE OF LOANS

                  (A) DELIVERY OF LOANS. On or before the business day immediately preceding each Settlement Date, the Seller shall deliver to the Buyer the following for each Loan purchased:

                           (i) Those Loans described by the Buyer on each
Purchase Schedule which are purchased by Buyer. pursuant to this Agreement.

                           (ii) The agreed-upon priority liens and/or Mortgages
on Subject Property.

                           (iii) The Note(s) and the Mortgage(s) endorsed by an
authorized Officer of Seller to the Buyer pursuant to the language set forth on EXHIBIT "E," attached hereto and made a part hereof together with an executed individual assignment to the Buyer, in recordable form and originals of all intervening assignments, if any, of the Seller's beneficial interest in the Mortgage, showing a complete chain of title from origination to the Seller, including warehousing assignment, with evidence of recording thereon.

                           (iv) Any and all documents, instruments, collateral
agreements, and assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Notes and/or Mortgages or related thereto, including, without limitation, current insurance policies (private mortgage insurance, if applicable; flood insurance, if applicable; hazard insurance; title insurance; and other applicable insurance policies) covering the Subject Property or relating to the Notes and all files, books, papers, ledger cards, reports and records including, without limitation, loan applications, Borrower financial statements, separate assignment of rents, if any credit reports and appraisals, relating to the Loans (the "Related Assets"). In all cases, the Related Assets shall be the original documents.

                           (v) The Essential Mortgage File Document List,
including all writings evidencing the Loan(s) purchased by Buyer. In all cases, these documents shall be the original documents.

                           (vi) In the event that Seller cannot deliver to Buyer
a duly recorded assignment of Mortgage or any other document required to be recorded under this Agreement on the Settlement Date solely because or a delay caused by the public recording office when such document(s) has been delivered for recordation, Seller shall deliver to the Buyer a certified copy of each such document(s) with a statement thereon signed by an Officer of the Seller certifying each to be a true and correct copy of document(s) delivered to the appropriate public recording official for recordation. Seller shall deliver to Buyer such recorded document(s) with evidence of recording indicated thereon no later than 15 days after Seller receives such document, but in any event, no later than 120 days from the Settlement Date.

                  (B) PURCHASE AND SALE. On each Settlement Date hereunder, Seller shall sell, assign, transfer, convey and deliver to Buyer all of its right, title and interest in and to the Loans, assets and documents as more fully enumerated and set forth in Article IV (A)(i) through (vi) inclusive, which is incorporated herein by reference.

                  (C) PURCHASE PRICE: The Purchase Price for the Loan described on each Purchase Schedule shall be an amount as defined in Article II(K) above. The Purchase Price shall be payable as set forth in Article IV(D) below.

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                  (D) PAYMENT OF PURCHASE PRICE: On each Settlement Date, the
Purchase Price shall be paid as follows: The Buyer shall deposit funds by wire to the Seller's bank as outlined on the Wire Transfer Authorization (Exhibit "F").

                  (E) PREMIUM REBATE: In the event that a premium is paid by the Buyer to the Seller on a Loan and such Loan is prepaid in full by the Borrower, other than by a refinancing by the Buyer or any of its subsidiaries or affiliates, within twelve (12) months of Settlement Date, the Seller shall, upon demand by the Buyer, refund to the Buyer the premium paid by the Buyer to the Seller as follows: if prepayment in full is within one (1) month of the Settlement Date, 12/12ths of the premium shall be refunded; if prepayment in full is within two (2) months of the Settlement Date, 11/12ths of the premium shall be refunded; if prepayment in full is within three (3) months of the Settlement Date, 10/12ths of the premium shall be refunded; if prepayment in full is within four (4) months of the Settlement Date, 9/12ths of the premium shall be refunded; if prepayment in full is within five (5) months of the Settlement Date, 8/12ths of the premium shall be refunded; if prepayment in full is within six (6) months of the Settlement Date, 7/12ths of the premium shall be refunded; if prepayment in full is within seven (7) months of the Settlement Date, 6/12ths of the premium shall be refunded; if prepayment in full is within eight (8) months of the Settlement Date, 5/12ths of the premium shall be refunded; if prepayment in full is within nine (9) months of the Settlement Date, 4/12ths of the premium shall be refunded; if prepayment in full is within ten (10) months of the Settlement Date, 3/12ths of the premium shall be refunded; if prepayment in full is within eleven (11) months of the Settlement Date, 2/12ths of the premium shall be refunded; if prepayment in full is within twelve (12) months of the Settlement Date, 1/12ths of the premium shall be refunded. In the event any Loan is prepaid in full later than twelve (12) months from the Settlement Date of such Loan, no refund shall be due. In the event the Note carrier a prepayment penalty, the Buyer agrees first to recapture the premium rebate from the proceeds of the prepayment penalty and them from the Seller, if there is any deficient balance according to the refund calculation specified above.

         V.       REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  (A) REPRESENTATIONS AND WARRANTIES OF THE SELLER - GENERAL: It is understood and agreed by Seller and Buyer that as a material inducement to Buyer to enter into this Agreement the Seller hereby represents and warrants to the Buyer as follows:

                           1. The Seller is an organization as set forth in the
introductory paragraph of this Agreement and is duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased or the nature of the business transacted by it makes qualification as a foreign corporation necessary.

                           2. The execution and delivery of the Agreement by the
Seller and the performance by the Seller of the obligations to be performed by it hereunder have been duly authorized by all necessary corporate or other similar action. Prior to the first Settlement Date, the Seller shall deliver to the Buyer certified copies of relevant corporate or similar resolutions and a good standing certificate for the state of its incorporation and, as requested by Buyer, for each state in which Seller is registered to do business. It is within Buyer's discretion to periodically request good standing certificates for all states in which Seller is registered to do business.

                           3. The execution and delivery of this Agreement by
the Seller and the performance by the Seller of the obligations to be performed by it hereunder do not, and will not, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Seller or to the charter or bylaws of the Seller. All parties which have had any interest in the Mortgages, whether as a mortgagee, assignee (other than Buyer or assignee of Buyer) or pledgee are (or during the period in which they held and disposed of such interest, were) in compliance with all applicable licensing requirements of the federal, state, and local government wherein the Subject Property is located.

                           4. The execution and delivery of this Agreement by
the Seller and the performance by the Seller of the obligations to be performed by it hereunder do not and will not result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Seller is a party or by which it or its properties may be bound or affected.

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

                           5. This Agreement constitutes, when duly executed and
delivered by the Seller, a legal, valid and binding obligation of the Seller enforceable against the Seller according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws affecting creditors' rights in general, including equitable remedies.

                           6. There are no actions, suits or proceedings pending
or, to the knowledge of the Seller, threatened against or affecting the Seller or the properties of the Seller before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Seller, would have a material adverse effect on the financial condition, properties or operation of the Seller. Any consent by the Buyer to purchase Loans pursuant to this Agreement shall automatically terminate if: (a) a decree or order of a court or agency supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, adjustment of debt, marshaling of assets and liabilities, bankruptcy proceeding or any similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Seller or a Borrower and such decree or order shall have remained in force undischarged or unstated for a period of 60 days; or CO) the Seller or a Borrower shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings relating to the Seller or relating to all or substantially all of its property; or (c) the Seller or Borrower shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency, reorganization or bankruptcy statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

                  (B) REPRESENTATIONS AND WARRANTIES OF THE SELLER AS TO EACH
LOAN: It is understood and agreed by Seller and Buyer that as a material inducement to Buyer to enter into this Agreement the Seller hereby represents and warrants to the Buyer as of each Settlement Date with respect to each Loan purchased.

                           1. The Seller is a holder-in-due-course of each Note
within the meaning of the Uniform Commercial Code and is the sole owner of the Loan and has the right to assign and transfer the Loan to the Buyer. The Seller has not sold, assigned or otherwise transferred any right or interest in or to the Loan and has not pledged the Loan as collateral for any loan or obligation of Seller or other purpose. The assignment of the Loan by the Seller to Buyer validly transfers such Loan to Buyer free and clear of any pledges, liens, claims, encumbrances, Mortgages, charges, exceptions and/or security interests.

                           2. Except as expressly disclosed to and agreed to by
the Buyer in writing, each Loan conforms to: (a) Underwriting Guidelines of Buyer, and (b) the conditions of the Approval Advice (if applicable).

                           3. All information set forth in any Purchase Schedule
is true and correct in all respects, and all other information furnished to Buyer by Seller with respect to the Loan(s) purchased is true and correct as of the Settlement Date.

                           4. Each Note and Mortgage and the Related Assets are
in every respect genuine,
are the valid instrument they purport on their face to be, are the legal, valid, binding and enforceable obligation of the Borrower thereunder and not subject to any discount, allowance, set off, counterclaim, presently pending bankruptcy or other defenses; none of the Notes, Mortgages, or Related Assets are forged or have affixed hereto any unauthorized signature or have been entered into by any persons without the required legal capacity; and no foreclosure (including any non-judicial foreclosure) or any other legal action has been brought by the Seller or any senior lienholder in connection therewith.

                           5. No instruments other than those delivered herewith
are required under applicable law to evidence the indebtedness represented by the Loan(s) or to perfect the lien of the Mortgage(s).

                           6. Except as has been disclosed to and agreed to by
the Buyer in writing, there is no agreement with the Borrower regarding any variation of the interest rate and schedules of payment (except as described in the Note and Mortgage) or other terms and conditions of the Loan, no Borrower has been released from liability on the Note, and no property, has been released from the Mortgage. If the Loan is a variable rate loan, the Seller represents and warrants as of each Settlement Date that all applicable notices required by law or regulation have been provided to the Borrower and that the right to future changes in the interest rate and payment schedules has not been waived by the Seller or any Previous holder of the Loan.

                           7. The Loan is secured by a valid Mortgage, of the
agreed-upon priority, on real property, and such Mortgage has been properly received by the appropriate public recording official to be filed, recorded or otherwise perfected in due course in accordance with applicable law in the appropriate jurisdiction.

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

                           8. There are no violations of any applicable federal
or state law or regulation, including, without limitation, Fair Credit Reporting Act and Regulations, the Federal Truth-in-Lending Act and Regulation Z (including but not limited to Section 32), the Federal Equal Credit Opportunity Act and Regulation B, the Federal Real Estate Settlement Procedures Act and Regulations, the Federal Debt Collection Practices Act, the Home Mortgage Disclosure Act, and any federal or state usury laws and regulations. All disclosures required by law, federal, state or local were properly made by the Seller prior to the closing of the Loan.

                           9. The Seller holds a marked-up title policy or a
title insurance binder or title certificate which is in full force and effect; which has an insurance limit at least as great as the outstanding principal balance of the Loan; which names the Seller, its successors and assigns as the insured party; and which is issued by a title insurer which has been approved by the Buyer in writing and is qualified to do business in the jurisdiction where the Subject Property is located. Said policy shall:

                           (i) Insure the absence of any lien of taxes and other
assessments;

                           (ii) Disclose whether all taxes and other assessments
due as of the date of the policy have been paid in full; and

                           (iii) Disclose all other matters to which like
properties are commonly subject.

                           If the Buyer purchases a Loan having relied on a
marked-up title insurance binder or title certificate rather than a title insurance policy, the Seller shall have thirty (30) days to deliver to the Buyer the title insurance policy.

                           10. As of the Settlement Date the Seller has
transferred to Buyer all of its right, title and interest in the Note(s), Mortgage(s) and Related Assets for each Loan purchased free and clear of any pledge, liens, claims, encumbrances, Mortgages, charges, exceptions or security interests other than as is disclosed in the title insurance policy to each Loan, together with an individual flood insurance policy (to the extent required by the Flood Disaster Protection Act) and an individual current hazard insurance policy (including fire and extended coverage and other matters as are customary in the area of the Subject Property), or a blanket policy in lieu thereof, or a certificate if the Buyer agrees in writing to accept a certificate, insuring the Subject Property, with a loss payable clause in favor of the Seller, its successors and assigns in an amount equal to the lower of: (a) the replacement value of the Subject Property, or (b) the unpaid principal balance of the Loan and the senior mortgage deed(s) of trust loan.

                           11. The Note and Mortgage contain customary, valid
legal and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Subject Property of the benefits of the security created thereby.

                           12. The proceeds of the Loan have been fully
disbursed and any and all requirements as to completion of on-site and off-site improvements and disbursement of any escrow funds therefore have been complied with.

                           13. There are no mechanic's liens or similar liens or
claims which have been filed for work, labor or material affecting the Subject Property which are or may be liens prior to or equal with the lien of the Mortgage and senior Mortgage(s).

                           14. The Subject Property is free of material damage
and waste and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of the Subject Property, and the Subject Property is free and clear of all hazardous material.

                           15. All matured obligations pursuant to the Note and
Mortgage have been paid or performed and the Seller has not waived any defaults, breach, violation or event of acceleration.

                           16. The Seller has no knowledge of any fact as to
such Loan which it has failed to disclose which would materially and adversely affect the value or marketability of such Loans.

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

                           17. The Seller has no knowledge of any impediments to
title that adversely affect the value, enjoyment or marketability of the Subject Property.

                           18. Where required by state law, the Seller has filed
for record a request for notice of any action by a senior lienholder under a senior lien, and the Seller has notified any superior lienholder in writing of the existence of the Loan and requested notification of any action to be taken against the Borrower by the superior lienholder. The Seller shall, upon request of the Buyer, cooperate in recording a new request for action in favor of the Buyer and in providing superior lienholders with written requests for notification to the Buyer of action against the Borrower.

                           19. There is no default, breach, violation or event
of acceleration existing under any senior Mortgage which, with notice, and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

                           20. Each Note and Mortgage contains a provision for
the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

                           21. All real estate appraisals made in connection
with each Loan shall have been performed in accordance with industry standards in the appraising industry I n the area where the appraised property is located. Any variances ascertained pursuant to Article VI(G) of this Agreement greater than eight (8%) percent shall constitute conclusive evidence of a breach of this warranty.

                           22. No hazardous or toxic materials or wastes or
products regulated by any law or ordinance or asbestos or asbestos products or materials or polychlorinated biphenyls or urea formaldehyde insulation have been used or employed in the construction, use or maintenance of the Subject Property or have ever been stored, treated at or disposed of on the Subject Property.

                           23. There has not occurred nor has any person or
entity alleged that there has occurred, upon the Subject any spillage, leakage, discharge or release into the air, soil or groundwater of any hazardous material or regulated wastes.

                           24. The Seller has not, in connection with each Loan
purchased by Buyer, taken any action which might result in a claim against the Buyer or an obligation by the Buyer to refund unearned finance charges, credit life insurance premiums or any other fees in respect to the transactions between Buyer and Seller as described in this Agreement. The Seller agrees to indemnify and hold the Buyer harmless from and against any claims, liabilities, damages or costs (including reasonable attorney fees) relating to any Borrower, insurer or other party who claims to be due a refund of finance charges or insurance premiums or any other fees in connection with transactions contemplated by this Agreement.

                           25. The Seller has not, in connection with each Loan
purchased by Buyer, incurred any obligation, made any commitment or taken any action which might result in a claim against the Buyer or an obligation by the Buyer to pay a sales brokerage commission, finder's fee or similar fee in respect to the transactions between Buyer and Seller as described in this Agreement. The Seller agrees to indemnify and hold the Buyer harmless from and against any claims, liabilities, damages or costs (including reasonable attorney fees) relating to any broker, agent or finder or other person, who shall claim to have dealt on behalf of the Seller in connection with the transactions contemplated by this Agreement.

                           26. Seller agrees that for the time period of 36
months beginning from the applicable settlement date, not to take any action to solicit Borrowers individually in order to effect the refinancing of any Loans previously purchased by Buyer from Seller. In the event a Borrower elects to refinance with Seller a Loan purchased by Buyer from Seller, and such Loan is currently owned or serviced by Buyer or Buyer otherwise retains a financial interest in the Loan, Buyer will have the right of first refusal on the purchase of the refinancing.

         VI.      BREACH OF REPRESENTATION AND WARRANTIES

                  (A) REMEDY FOR BREACH. In addition to any rights or remedies the Buyer has at law or in equity, if at any time there is a breach of any representation or warranty set forth herein by Seller, the Seller shall upon demand of the Buyer and at the sole option and absolute discretion of Buyer: (1) repurchase the Loan affected for the Buy-Back Price within ten (i0) days of notification; or (2) if the Loan(s) has been sold by Buyer or the Subject Property has been liquidated or sold by Buyer, the Seller shall, within ten (10) days &notification, pay the Buyer the amount of loss, (as defined in Article VI(D) below).

                  (B) REASSIGNMENTS. Upon receipt of the Buy-Back Price, in full, in immediately available funds, the Buyer shall reassign the Loan affected and any right it may have in the relevant Subject Property to the Seller free and clear of all liens, encumbrances, claims, or interest of any person or entity claiming by, through, or under the Buyer without recourse and shall execute and deliver to the Seller in recordable form an assignment of the Buyer's beneficial interest in the affected Mortgage, as well as other documents necessary to reflect the reassignment of any title protection and insurance policies.

                  (C) "BUY-BACK PRICE". The term "Buy-Back Price" shall mean the sum total of: (1) the outstanding principal balance of the Loan, with accrued interest thereon through the date the Loan is repurchased by Seller; (2) all advances made by Buyer and all charges due from the Borrower; (3) the total amount, including accrued interest and other expenses paid by the Buyer to any senior lienholders, if any, to secure a priority lien position; (4) all reasonable and necessary expenses, losses and damages paid or incurred by the Buyer in connection with the Loan or an investigation of said Loan and/or the related collateral, including but not limited to, property taxes, maintenance costs, interest expense, insurance, appraisals, advertising, sales commissions, reasonable attorney fees, expenses and costs, fines and penalties; and (5) rebate of premium due Buyer, if applicable.

                  (D) DEFINITION OF "LOSS". The term "Loss" shall mean the negative result, if any, of the following calculations: (a) the sum total of:
(i) the outstanding principal balance of the Loan, with accrued interest thereon through the date the Loan is sold or date the collateral is liquidated; (ii) all advances by Buyer and all charges due from the Borrower; (iii) the total amount paid by the Buyer to any senior lienholders, if any, to secure a first lien position; (iv) accrued interest on all Mortgage Loans purchased form senior lienholders from the date such Mortgage Loans were purchased through the date the Loan is sold or the date the collateral is liquidated; and (v) all other reasonable and necessary expenses, losses and damages incurred by and/or paid by the Buyer in connection with the Loan or an investigation of said Loan or the sale or liquidation of the Loan and/or the related collateral, including, but not limited to, reasonable attorney fees, expenses and costs, property taxes, maintenance costs, insurance, appraisals, advertising, sales commissions, fines and penalties; less the (b) net proceeds from the sale of the Loan or the sale or liquidation of the Subject Property or the collateral.

                  (E) REMEDY FOR NON-DELIVERY OF DOCUMENTS. However, anything to the contrary notwithstanding, in the event that the Seller is required to deliver to the Buyer any documents related to a purchased Loan and the Seller fails to deliver such document in the proper form on the date or within the time period specified by the controlling section of this Agreement, Buyer shall notify the Seller of the breach, and the Seller shall have thirty (30) days from the date of notice to cure the breach. If the Seller has not cured the breach within the thirty (30) day cure period, the Seller shall immediately repurchase the Loan upon Buyer's demand. The Buy-Back Price shall be determined in accordance with Article VI(C). Any Loan returned by the Buyer pursuant to this paragraph shall be without recourse, representation or warranty.

                  (F) REMEDY FOR FIRST PAYMENT DEFAULT. However, anything to the contrary notwithstanding, in the event the Borrower fails to make the first payment due to the Buyer within thirty (30) days of the payment due date, regardless of whether such payment is subsequently paid by the Borrower, the Buyer, at its sole and absolute discretion, shall have the right to have Seller repurchase said Loan(s) at the Buy-Back Price.

                  (G) REMEDY TO INSURE ACCURACY OF REAL ESTATE APPRAISALS. Buyer may, at its own expense, in order to verify the accuracy of real property appraisals prepared for Seller, order a reappraisal of the property secured by a Mortgage. If the reappraisal obtained by Buyer indicates a fair market value which is more than EIGHT (8%) less than the original appraisal value, then upon receipt by Seller from Buyer of a signed copy of the reappraisal, Seller shall repurchase the Loan at the Buy-Back Price (as defined in Article VI(C), above) and reimburse Buyer for the cost of the appraisal subject to the following: If Seller disputes the validity of the reappraisal prepared by Buyer's appraiser, Seller may, at its own expense, request Buyer to obtain a third appraisal, and only if such third appraisal is also more than EIGHT (8%) percent less than the original appraisal value shall the Seller be required to repurchase the Loan at the Buy-Back Price. Buyer shall choose the appraiser for the third appraisal with Seller's approval, which shall not be unreasonably withheld, but such appraiser must possess the minimum qualifications specified in Buyer's Underwriting Guidelines. The appraisal must be performed in accordance with industry standards for the appraising industry in the area in which the property is located, and the appraiser must be independent with respect to both parties unless otherwise agreed to by the parties. In determining the appropriate appraisal value, the review appraiser must determine the appraised value as of the original appraisal date using comparable sales that were available as of the date of the original appraisal.

                  However, anything to the contrary notwithstanding, the Buyer reserves the sole right not to request the Seller to repurchase the Loan should the reappraisal cause the combined loan-to-value not to exceed the maximum allowable combined loan-to-value of the loan class under which the loan was purchased.

         VII.     REPRESENTATIONS AND WARRANTIES OF THE BUYER

                  The Buyer hereby represents and warrants to the Seller as follows:

                  (A) The Buyer is an organization as set forth in the introductory paragraphs and is duly organized, validly existing and in good standing under laws applicable to its organization's existence.

                  (B) The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of the obligations by it to be performed hereunder have been duly authorized by all necessary corporate resolutions.

                  (C) The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of the obligations by it to be performed hereunder do not, and will not, violate any provision of any law, rule, regulations, order writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Buyer or to the charter or bylaws of the Buyer.

                  (D) The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of the obligations by it to be performed hereunder do not and will not result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Buyer is a party or by which it or its properties may be bound or affected.

                  (E) This Agreement constitutes, when duly executed and delivered by the Buyer, a legal, valid and binding obligation of the Buyer enforceable against the Buyer according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditor's rights in general, including equitable remedies.

                  (F) There are no actions, suits or proceedings pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer or the properties of the Buyer before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which if determined adversely to the Buyer, would have a material adverse effect on the financial condition, properties or operation of the Buyer.

                  (G) Buyer has the authority and legal right to make, deliver and perform this Agreement and all transactions contemplated hereunder. No consent of any other party and no consent, license, approval or authorization of, or registration, or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, validity or enforceability of this Agreement or purchase of any Loan, which consent, license, approval, authorization, registration or declaration has not been obtained. Buyer shall make available to Seller copies of any required license upon Seller's request.

         VIII.    IDENTIFICATION

                  (A) Seller agrees to protect, indemnify, and hold Buyer and its employees, officers, and directors, harmless against, and in respect of, any and all losses, liabilities, costs and expenses (including reasonable attorney's fee), judgments, damages, claims, counterclaims, demands, action or proceedings, by whomsoever asserted, including but not limited to, the Borrowers, against any person or persons who prosecute or defend any actions or proceedings as representatives of or on behalf of a class or interested group, or any governmental instrumentality, body, agency, department or commission, or any administrative body or agency having jurisdiction pursuant to any applicable statute, rule, regulation, order or decree, or the settlement or compromise of any of the foregoing, providing, however, any of the foregoing arises out of, is connected with or results from any breach of representations, covenants or warranties made by Seller in relation to the Loans sold to Buyer hereunder.

                  (B) The waiver of any breach, term, provision or condition of this Agreement shall not be construed to be a waiver of any other or subsequent breach, term, provision or condition. All remedies afforded by this Agreement for a breach hereof shall be cumulative; that is, in addition to all other remedies provided for herein or at law or in equity.

                  (C) Provided further, in the event of any legal action, including counterclaims, wherein the claim is based upon alleged facts that would constitute a breach of any one or more of the warranties, covenants, and representations made or assumed by Seller under the terms hereof, Seller shall thereupon, at Buyer's option, repurchase without recourse such Loan at the Buy-Back Price.

                  (D) The indemnification contained in (A) and (B) above is applicable to any servicing of the Loans purchased hereunder which is performed by the Seller.

         IX.      RELATIONSHIP OF THE PARTIES

                  It is agreed that the Seller and the Buyer are not partners or joint venturers and that the Seller is not to act as an agent for the Buyer in originating, administering or collecting any Loan, but shall have the status of and shall act in all matters hereunder as an independent contractor.

         X.       OPINION OF COUNSEL

                  The Seller shall deliver to the Buyer in form and substance satisfactory to the Buyer and its counsel on or before the first Settlement Date hereunder, an opinion of the Seller's independent outside counsel pursuant to "Exhibit "G", attached hereto and made a part hereof, opining on the provisions of Articles V(A)I through V(A)6, inclusive and the Opinion of Counsel will cover all Loans purchased by Buyer under this Agreement unless the opinion is rescinded or revoked by the Law Firm rendering the Opinion.

         XI.      CLOSING DOCUMENTS

                  The Seller shall have delivered to Buyer an officer's certificate, attested to by the Secretary of the Seller, stating the names and showing the facsimile signatures of the officers of Seller authorized to execute and deliver this Agreement; endorse Note(s), Mortgage(s) and Assignment(s); and authorize the bank accounts for Buyer to utilize for funding Loans (Exhibit "H"). Seller shall deliver to Buyer a good standing certificate for its State of Incorporation. It is within Buyer's discretion to periodically request good standing certificates for all states in which Seller is registered to do business. In addition, Seller shall provide Buyer copies of all applicable lending licenses.

         XII.     MISCELLANEOUS

                  (A)      ADDITIONAL COVENANTS.

                           1. Each party shall, from time to time, execute and
deliver or cause to be executed and delivered, such additional instruments, assignments, endorsements, papers, and documents as the other party may at any time reasonably request for the purpose of carrying out of this Agreement and the transfers provided for herein.

                           2. The Seller shall, upon request of the Buyer, sign
a letter, in form to be approved by the Buyer .and in conformity with the terms and conditions hereof, addressed to all the Borrowers on the loans, announcing the sale evidenced hereby and instructing such Borrowers to recognize the Buyer as the Seller's successor in interest to such Loans.

                           3. After any Settlement Date hereunder, the Seller
will hold in trust for the Buyer all sums received by the Seller from Borrower(s) on any Loan purchased pursuant to this Agreement and pay them to the Buyer within three (3) business days of the receipt of those sums.

                           4. Any and all decisions made by Buyer in good faith
to take action or to not take action relative to a Loan, including, but not limited to, the sale or liquidation of a Loan, Subject Property or collateral shall be final and conclusively binding upon Seller in the event Seller does not repurchase a Loan within ten (10) days of notification by Buyer pursuant to
Section VI of this Agreement.

                           5. In order to enforce Buyer's rights under this
Agreement, Seller shall, upon the request of Buyer or its assigns, do and perform or cause to be done and performed, every reasonable act and thing necessary or advisable to put buyer or its assigns in position to enforce the payment of the Loans and to carry out the intent of this Agreement, including the execution of and, if necessary, the recordation of additional documents including separate endorsements and assignments upon request of Buyer. In addition, Seller hereby irrevocably appoints any officer or employee of Buyer o/: its assigns its tree and lawful attorney to do and perform every act necessary, requisite, proper, or advisable to be done to put Buyer or its assigns in position to enforce the payment of the Loans. (Said Power of Attorney is set forth as Exhibit "I").

                  (B) SURVIVAL OF COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES-SUCCESSORS AND ASSIGNS. All warranties, representations and covenants made by either party in this Agreement or in any other instrument delivered by either party to the other, including those made by third parties for the benefit of either party, shall be considered to have been relied upon by the other party (unless otherwise agreed in writing by the parties) and shall survive the termination of this Agreement. The Buyer reserves the right to proceed against third parties to enforce any representations, warranties and covenants made by them for the benefit of the Seller.

                  (C) SEVERABILITY. If any provision, or part thereof, of this Agreement is invalid or unenforceable under any law, such provision, or part thereof, is and will be totally ineffective to that extent, but the remaining provisions, or part thereof, will be unaffected.

                  (D) ATTORNEYS' FEES. However, anything to the contrary notwithstanding, in the event of any action at law, in equity, arbitration or otherwise between the parties in relation to this Agreement or any Loan or other instrument or agreement required or purchased or sold hereunder, the non-prevailing party, in addition to any other sums which such party shall be required to pay pursuant to the terms and conditions of this Agreement, at law, in equity, arbitration or otherwise shall also be required to pay to the prevailing party all costs and expenses of such litigation, including reasonable attorney fees.

                  (E) WAIVERS. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision, or condition, or of any other term, provision, or condition of this Agreement.

                  (F) NOTICE. Any notice or other communication in this Agreement provided or permitted to be given by one party to the other must e in writing and given by personal delivery or by depositing the same in the United States mail (certified mail, return receipt requested), addressed to the other party to be notified, postage prepaid. For purposes of notice, the addresses of the parties shall be as follows:

                  BUYER:. BAY FINANCIAL SAVINGS BANK, F.S.B., 5537 Sheldon Road, Tampa, FL 33615

                  ATTENTION:        John Liszka, Executive Vice President

                  SELLER: WESTMARK MORTGAGE CORPORATION, 8000 North Federal Highway, Boca Raton, FL 33487

                  ATTENTION:        Payton Story, III, President

                  The above address may be changed from time to time by written notice from one party to the other.

                  (G) INSURANCE PREPAYMENT. Insurance refund or credits of any kind whatsoever shall be the sole responsibility of the Seller in the event of prepayment of any Loan, cancellation of insurance or any other event requiring refunding or crediting of unearned insurance premiums. Upon the Buyer's demand, Seller shall pay to the Buyer, from the Seller's own funds, any required insurance premium rebate resulting from the prepayment, cancellation, refinancing or other termination of any Mortgage Loan. Upon such payment, Buyer shall assign in writing any rights it had to require that the insurer reimburse Buyer for any rebate made to Borrower. No loan that is sold to Buyer shall be the subject of the sale to Buyer of Life Insurance which premium has been included in the Loan Amount, unless Buyer is made aware of same and approves such Loan which shall then be governed by this paragraph.

                  (H) ASSIGNMENT. The Seller shall not, without the prior written consent of the Buyer, assign any of its rights or obligations hereunder.

                  (I) CAPTIONS. Paragraph or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (J) ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto, and the documents referred to herein or executed concurrently herewith constitute the entire agreement between the parties hereto with regard to the subject matter hereof, and there are no prior agreements, understandings, restrictions, warranties, or representations between the parties with respect thereto.

                  (K) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The provisions of this paragraph shall not affect the provisions of any Note, Mortgage or Related Assets which cause the laws of the United States or any other state to be applicable. This Agreement shall be interpreted fairly in accordance with its provisions and without regard to which party drafted it.

                  (L) TERMINATION. This Agreement is terminable by either the Buyer or Seller upon ninety (90) days' written notice of termination to the non-terminating party. Upon such termination, Buyer must honor any outstanding commitments or Approval Advice's issues to Seller and purchase all Loans subject to such commitment or Approval Advice in accordance with the terms of this Agreement and the terms of the commitment or Approval Advice. Notwithstanding the foregoing, Buyer has the option of terminating this Agreement immediately upon notice of the Seller upon the Seller's breach of any of the Representations and Warranties contained in Article V of this Agreement, and Buyer shall have no obligation to honor any commitment or Approval Advice after such termination. Seller may terminate this Agreement immediately upon written notice to the buyer upon the breach of any of Buyer's representations and warranties contained in
Article VII of this Agreement.

                  (M) ARBITRATION, JURISDICTION, AND VENUE. With respect to any controversy, argument or claim arising out of or relating to this Agreement, or any breach thereof, (including, but not limited to, a request for emergency relief, the parties hereby consent to the exclusive jurisdiction of the Court of Common Pleas of Hillsboro County, Florida or the Federal District of Court for the main Jurisdiction in Tampa Florida and waive personal service of any and all process upon them and consent that all such service of process made by registered or certified mail directed to them at the address stated herein and service so made shall be deemed to be completed five (5) days after mailing. The parties waive trial by jury and waive any objection to jurisdiction and venue of any action instituted hereunder, agree not to assert any defense based on lack or jurisdiction or venue and consent to the granting of such legal or equitable relief as is deemed appropriate by the court, including, but not limited to, any emergency relief, injunctive or otherwise.

                  However, anything to the contrary notwithstanding, except with respect to emergency relief, Buyer shall have the sole and exclusive option and discretion to have any controversy, argument or claim arising out of or relating to this Agreement, or any breach thereof, settled in Tampa, Florida in accordance with the Rules of the American Arbitration Association (as modified below), and judgment upon the award may be entered in any Court having jurisdiction thereof.

                  The arbitration panel shall be made up of three members which shall be appointed: one by Buyer, one by Seller, and the third by the first tow arbitrators. Each arbitrator shall be a lawyer experienced in matters relating to real estate and mortgage banking. Discovery shall be permitted in connection with the arbitration proceeding within the reasonable discretion of the arbitration panel. The decision (award) shall be taken to a three-member arbitration panel, the members of which shall be selected in accordance with the above-described procedures, and the panel's review shall be limited to the application of the statutory and decisional law of the State of Florida to the facts of the dispute as determined in writing by the original arbitration panel.

                  (N) ENDORSEMENTS. In the event that the remedies or other terms outlined in this Agreement conflict with the terms of any endorsement by the Seller or any Note evidencing a Loan purchased by the Buyer from the Seller, including, but not limited to, an endorsement stating that the assignment of the Note without recourse, the remedies and terms of this Agreement shall govern and control.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written:

BUYER:      BAY FINANCIAL SAVINGS BANK, F.S.B.

            By:    /s/ John Liska
               --------------------------------
                   JOHN LISZKA
            TITLE: Executive Vice President


SELLER:     WESTMARK MORTGAGE CORPORATION

            By:    /s/ Payton Story, III
               --------------------------------
                   PAYTON STORY III
            TITLE: President

                                    EXHIBIT A

                        Essential Mortgage File Documents

         The following documents must be included in the package when submitted by the Seller to the Buyer for purchase:

         1.       Original Note.

         2.       Executed Endorsement or Assignment of the Note.

         3. Disclosure Statement, Federal and State, i.e., Good Faith Estimate, Servicing Transfer Letter, Information Booklet, Preliminary Truth-in-Lending.

         4.       Note and Disclosure Riders, when applicable, i.e. Balloon
                  Rider.

         5.       Certified or True Copy of the Mortgage or Deed of Trust.

         6.       Original, Recordable Assignment of the Mortgage.

         7.       Truth-in-Lending, Itemization of Amount Financed, and HUD-1.

         8.       Recission Documents.

         9.       Loan Application (FNMA 1012 or 1003).

         10.      Fair Lending and Equal Credit Notices, Federal and State.

         11. Verification of Employment and Income as expressed in the "Product Descriptions."

         12.      Credit Reports as expressed in the "Product Descriptions."

         13. Appraisal Report as expressed in Exhibit C and the "Product Descriptions."

         14. Preliminary Title Report and evidence that an ALTA policy has been ordered.

         15. Evidence of Hazard Insurance and documentation showing proper coverage and loss payable endorsement has been ordered.

         16. Evidence of Flood Insurance with loss payable endorsement in effect or ordered. (Only if the Subject Property is in Flood Zone "A.")

         17.      Authorization to Release Information.

         18. If there is a prepayment penalty, Seller shall write "PPP" in bold letters on outside front cover of the loan file.

                  1.       Survey.
                  2.       Termite Inspection.
                  3.       Occupancy Permit.

                                    EXHIBIT B

                                Purchase Schedule

                     Sample unavailable at the present time.

                                    EXHIBIT E

                                   Endorsement


                           Pay to the order of
                           Bay Financial Savings Bank, F.S.B.
                           without recourse.


                           ----------------------------------
                           Officer Name and Title
                           Company Name

                                    EXHIBIT F

                         REPETITIVE WIRE #_____________

                           WIRE TRANSFER AUTHORIZATION


                        Payee Name:
                                   -------------------------------------------

                      Account Title:
                                   -------------------------------------------

                     Account Number:
                                   -------------------------------------------
                         Bank Name:
                                   -------------------------------------------
                        ABA Number:
                                   -------------------------------------------
                       Bank Address:
                                   -------------------------------------------

         FOR FURTHER CREDIT TO:
                          Bank Name:
                                   -------------------------------------------
                     Account Number:
                                   -------------------------------------------
                       Bank Address:
                                   -------------------------------------------

         FOR FURTHER CREDIT TO:
                      Account Title:
                                   -------------------------------------------
                     Account Number:
                                   -------------------------------------------

                                    Payee Verification
                                                       -------------------------
                                                       Signature, Title
                                                       (Must also appear on
                                                       Officer's Certificate)

                                    Funding Authorization
                                                         -----------------------
                                                          Signature, Title

Date:
     ------------------
                                    Verified By
                                               ---------------------------------